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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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

Date of Report: (Date of earliest event reported): April 23, 2003 (April 23, 2003)
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                         GUNDLE/SLT ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in its charter)
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
        Delaware                                 1-9307                              22-2731074
(State of Incorporation)                (Commission File Number)         (IRS Employer Identification No.)
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                                19103 Gundle Road
                              Houston, Texas 77073
              (Address of Registrant's principal executive offices)

                                 (281) 443-8564
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 9. Regulation FD Disclosure

     On April 23, 2003, Gundle/SLT Environmental, Inc. issued a press release announcing operating results for the quarter ended March 31, 2003. A copy of this press release is being furnished as an exhibit to this report pursuant to
Item 12 of Form 8-K, but is being provided under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

          99.1 - Gundle/SLT Environmental, Inc. Press Release dated April 23, 2003.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     DATED this 23rd day of April, 2003.


                                   GUNDLE/SLT ENVIRONMENTAL, INC.



                                   By: /s/ ROGER J. KLATT
                                       ----------------------------------------
                                           Roger J. Klatt,
                                           Executive Vice President and Chief
                                           Financial Officer



                                       1

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                                  EXHIBIT INDEX

Exhibit No.   Exhibit

99.1    --    Gundle/SLT Environmental, Inc. Press Release dated April 23, 2003.

                                       2